                                                                    Exhibit 10.7



                                   SCHEDULE A
                        UNITED NATIONAL BANK & TRUST CO.
                          SALARY CONTINUATION AGREEMENT

                                JAMES J. PENNETTI


                                                                               EARLY
                                                                             TERMINATION   DISABILITY
                                                                               ANNUAL       ANNUAL
                                                                               BENEFIT      BENEFIT      CHANGE-IN-CONTROL
                                                   EARLY                     PAYABLE AT    PAYABLE AT         BENEFIT
                    EXECUTIVE'S    ACCRUAL      TERMINATION     VESTED         NORMAL       NORMAL          PAYABLE IN A
 PLAN   PLAN YEAR   AGE AT PLAN    BALANCE @      VESTING       ACCRUAL      RETIREMENT   RETIREMENT          LUMP SUM
 YEAR    ENDING      YEAR END      7.5% (1)      SCHEDULE       BALANCE        AGE (2)      AGE (2)
---------------------------------------------------------------------------------------------------------------------------

  1     April 2002       52          $27,486          0%              $0            $0        $8,031         $652,190
---------------------------------------------------------------------------------------------------------------------------

  2     April 2003       53          $57,106     100%(3)         $57,106       $15,484       $15,484         $652,190
---------------------------------------------------------------------------------------------------------------------------

  3     April 2004       54          $89,025        100%         $89,025       $22,400       $22,400         $652,190
---------------------------------------------------------------------------------------------------------------------------

  4     April 2005       55         $123,422        100%        $123,422       $28,818       $28,818         $652,190
---------------------------------------------------------------------------------------------------------------------------

  5     April 2006       56         $160,489        100%        $160,489       $34,773       $34,773         $652,190
---------------------------------------------------------------------------------------------------------------------------

  6     April 2007       57         $200,435        100%        $200,435       $40,299       $40,299         $652,190
---------------------------------------------------------------------------------------------------------------------------

  7     April 2008       58         $243,481        100%        $243,481       $45,428       $45,428         $652,190
---------------------------------------------------------------------------------------------------------------------------

  8     April 2009       59         $289,869        100%        $289,869       $50,186       $50,186         $652,190
---------------------------------------------------------------------------------------------------------------------------

  9     April 2010       60         $339,858        100%        $339,858       $54,602       $54,602         $652,190
---------------------------------------------------------------------------------------------------------------------------

 10     April 2011       61         $393,728        100%        $393,728       $58,700       $58,700         $652,190
---------------------------------------------------------------------------------------------------------------------------

 11     April 2012       62         $451,780        100%        $451,780       $62,503       $62,503         $652,190
---------------------------------------------------------------------------------------------------------------------------

 12     April 2013       63         $514,339        100%        $514,339       $66,032       $66,032         $652,190
---------------------------------------------------------------------------------------------------------------------------

 13     April 2014       64         $581,754        100%        $581,754       $69,306       $69,306         $652,190
---------------------------------------------------------------------------------------------------------------------------

 14     April 2015       65       652,190(4)        100%        $652,190       $72,100       $72,100         $652,190
---------------------------------------------------------------------------------------------------------------------------

 15     April 2016       66         $627,724                    $627,724
---------------------------------------------------------------------------------------------------------------------------

 16     April 2017       67         $601,359                    $601,359
---------------------------------------------------------------------------------------------------------------------------

 17     April 2018       68         $572,947                    $572,947
---------------------------------------------------------------------------------------------------------------------------

 18     April 2019       69         $542,329                    $542,329
---------------------------------------------------------------------------------------------------------------------------

 19     April 2020       70         $509,334                    $509,334
---------------------------------------------------------------------------------------------------------------------------

 20     April 2021       71         $473,778                    $473,778
---------------------------------------------------------------------------------------------------------------------------

 21     April 2022       72         $435,461                    $435,461
---------------------------------------------------------------------------------------------------------------------------

 22     April 2023       73         $394,170                    $394,170
---------------------------------------------------------------------------------------------------------------------------

 23     April 2024       74         $349,673                    $349,673
---------------------------------------------------------------------------------------------------------------------------

 24     April 2025       75         $301,722                    $301,722
---------------------------------------------------------------------------------------------------------------------------

 25     April 2026       76         $250,048                    $250,048
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                 VESTED
        PLAN     PLAN YEAR        EXECUTIVE'S             ACCRUAL BALANCE @      ACCRUAL
        YEAR      ENDING       AGE AT PLAN YEAR END         7.5% (1)             BALANCE
----------------------------------------------------------------------------------------

         26      April 2027              77                   $194,363          $194,363
----------------------------------------------------------------------------------------

         27      April 2028              78                   $134,354          $134,354
----------------------------------------------------------------------------------------

         28      April 2029              79                    $69,687           $69,687
----------------------------------------------------------------------------------------

         29      April 2030              80                         $0                $0
----------------------------------------------------------------------------------------


(1) The Accrual Balance reflects payment at the beginning of each month during retirement.
(2)Benefit is based on present value of the current payment stream of the vested accrual balance using a standard discount rate (7.50%).
(3)Mr. Pennetti becomes 100% vested in the Early Termination Benefit upon reaching 30 years of service on May 22, 2002.
(4)Reflects 12 months data prior to projected retirement in April 2015.